UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUANTUM COMPUTING INC.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Quantum Computing Inc. c/o ClearTrust, LLC - Transfer Agent 16540 Pointe Village Dr., Ste 210 Lutz, Florida 33558 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS DATE: TIME: LOCATION: June 24, 2026 10 A.M. Eastern Time 5 Marine View Plz, Suite 214, Hoboken, NJ 07030 CONTROL NUMBER: * SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999 HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR PROXY MATERIALS 1-813-235-4490 inbox@cleartrustransfer.com ClearTrust, LLC 16540 Pointe Village Drive Suite 210 Lutz, FL 33558 THIS COMMUNICATION IS NOT A FORM FOR VOTING AND PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE FOLLOWING PROXY MATERIALS ARE BEING MADE AVAILABLE AT: www.cleartrustonline.com/qubt NOTICE OF ANNUAL MEETING AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K FORM OF PROXY IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS, YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. YOU WILL NOT RECEIVE A PAPER OR EMAIL COPY OF THESE MATERIALS IF YOU DO NOT REQUEST ONE. TO FACILITATE TIMELY DELIVERY, PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE JUNE 15, 2026. YOU MAY ACCESS THE PROXY MATERIALS AND VOTE AT WWW.CLEARTRUSTONLINE.COM/QUBT BY PHONE AT 1-813-235-4490 OR AS INDICATED ON ANY PROXY CARD THAT YOU RECEIVE YOU MAY ALSO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE SEE THE PROXY STATEMENT FOR INFORMATION ABOUT ATTENDING THE ANNUAL MEETING IN PERSON. THE PURPOSES OF THIS MEETING ARE AS FOLLOWS: 1. To elect six directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified; 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement with respect to the Annual Meeting; 3. To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 4. Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock. 5. Approve an amendment to the Company’s 2022 Equity and Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS. Note: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. MORE INFORMATION ABOUT ATTENDING THE MEETING AND VOTING IS CONTAINED IN THE PROXY STATEMENT. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD